UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2011 (February 17, 2011)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 24, 2011, Cell Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “February 24 Report”) reporting that the Company had entered into a Securities Purchase Agreement with an institutional investor on February 17, 2011. This Current Report on Form 8-K/A (this “Amendment”) is being filed to report the filing on March 3, 2011 and effectiveness on March 4, 2011 of the Series 10 Articles of Amendment (as defined below) described in the February 24 Report. Except as described in this Amendment, this Amendment does not modify in any other way the disclosures made in the February 24 Report, including, without limitation, Items 3.03 or 5.03 or the document attached as Exhibit 3.1 thereto.

Item 3.03	Material Modification to Rights of Security Holders.

On March 3, 2011, the Company filed Articles of Amendment (the “Series 10 Articles of Amendment”) to its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Washington to establish the Company’s Series 10 non-convertible preferred stock, no par value per share (the “Series 10 Preferred Stock”). The descriptions of the Series 10 Preferred Stock and the Series 10 Articles of Amendment in Item 3.03 of the February 24 Report, including the complete text of the Series 10 Articles of Amendment attached as Exhibit 3.1 thereto, are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 3, 2011, the Company filed the Series 10 Articles of Amendment. The Series 10 Articles of Amendment, which are effective as of March 4, 2011, establish and designate the Series 10 Preferred Stock and the rights, preferences and privileges thereof. The description of the Series 10 Articles of Amendment in Item 5.03 of the February 24 Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc. (Series 10 Preferred Stock).*

*	Filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: March 7, 2011	By:	/s/ James A. Bianco, M.D.
James A. Bianco, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc. (Series 10 Preferred Stock).*

*	Filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 24, 2011.